Confidential

INVESTOR PRESENTATION

First Quarter Fiscal 2019

SAFE HARBOR STATEMENT

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2018 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Confidential

TWIN DISC OVERVIEW

TWIN DISC AT A GLANCE

- Founded in 1918
- Headquartered in Racine, WI
  - ~900 employees (incl. Veth)
- Designer and manufacturer of heavy duty power transmission equipment
- A global company
  - Manufacturing operations in the U.S., Belgium, Netherlands, Italy, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 46% of FY18 pro forma sales to international markets
- Diversified product and market portfolio made up of three segments: marine and propulsion systems, land-based systems and industrial products
- Recently completed acquisition of Veth Propulsion, further expanding geography and product offering
  - FY18 pro forma revenue of $295.7 million
- Q1 FYI9 follow-on offering raised $32M to strengthen balance sheet and provide capital for further strategic action.



FY18
REVENUE
Other
2%
Industrial
13%
Marine &
Propulsion
Systems
40%
Land-Based
Systems
45%



FY18
PRO FORMA
REVENUE
W/ VETH
PROPULSION
Other
2%
Industrial
10%
Marine &
Propulsion
Systems
51%
Land-Based
Systems
36%

Note: Represents fiscal year ending June 30, 2018.

GEOGRAPHIC DIVERSITY



Manufacturing location
Company owned distribution / service location
Purchasing / sourcing offices

- North American oil and gas markets driving increase in FY18
- European segment has been relatively stable in recent years
- Asia Pacific sales have experienced strong recovery in FY18



Rest of World 36%
FY18 REVENUE
North America 64%
Rest of World 46%
FY18 PRO FORMA REVENUE W/VETH PROPULSION
North America 54%

Note: Represents fiscal year ending June 30, 2018.

TWIN DISC STRATEGIC PRIORITIES

- Continued growth in land-based transmission business
- Increased focus on controls and system integration rather than individual components
- Integration of Veth Propulsion acquisition
- Development of hybrid technologies for diesel applications
- North American footprint expansion to accommodate volume growth
  - Texas facility for depot & industrial assembly
  - Separate aftermarket facility in SE Wisconsin
- M&A priorities
  - Industrial
  - Marine technology

MARINE & PROPULSION – WORK BOAT / COMMERCIAL MARINE

Target Markets	**Diesel powered planning & displacement vessels 30' – 250'.**
Products - transmissions - propellers - MCD's - controls	 Azimuth Thrusters  Transmissions  MCDs  Propellers
Market Dynamics	– European market remains stable – Recent softness in China economy tempered Asian growth in recent years – Long term growth in Asia, Latin America and North America expected to continue – Acquisition of Veth Propulsion expected to provide synergistic growth opportunities



Customers

BOURBON
CAT
Cummins
DAMEN
INGRAM
IVECO
KIRBY
MITSUBISHI
SEACOR
SEWART SUPPLY, LLC
TWT
VOLVO

Confidential

TWIN DISC 100 YEARS

MARINE & PROPULSION – PLEASURE CRAFT

Target Markets	High speed diesel powered planing & displacement yachts 50'– 150'.

Products

- transmissions
- propellers
- controls
- Arneson surface drives
- EJS
- trim systems
- steering


Transmissions


Steering


Propellers


Surface Drives


EJS


Trim Systems


Controls

Market Dynamics

– Market remains stable but off historic highs, some market share gains recently

– EJS™ introduced and Cat®Three60 available

– Estimated 5+ years before market recovers to pre-recession levels

– Continue to emphasize technological differentiation



Customers

AZIMUT YACHTS, CAT, Cummins, FERRETTIGROUP, Hatteras, MAN, Madeira, mtu, PALMER JOHNSON, SANLORENZO, Sunseeker, VOLVO

Confidential

TWIN DISC 100 YEARS

MARINE & PROPULSION – PATROL CRAFT

Target Markets	**High speed diesel powered planing & displacement yachts 50’ – 150’.**

Products

- transmissions
- propellers
- controls
- Arneson surface drives
- EJS
- trim systems
- steering


Transmissions


Steering


Propellers


Surface Drives


EJS


Trim Systems


Controls

Market Dynamics

– Experienced recent growth as demand for coastal security applications has increased globally
– Expect long term growth to continue
– Demand for high performance and reliability provides competitive advantage.



Customers

CAT
MAN
mtu
חיל הים
VOLVO

Confidential
TWIN DISC 100 YEARS

RECENT ACQUISITION: VETH PROPULSION OVERVIEW

TRANSACTION OVERVIEW & BUSINESS DESCRIPTION

- Acquired Veth Propulsion for €49.7 million; additional consideration of up to €3.3 million payable in Twin Disc common stock if certain earn-out provisions are met
- Financed with existing cash / new debt facility
- Veth Propulsion’s expected calendar 2018 net sales are approximately €51 million
- Global manufacturer of highly-engineered main and auxiliary marine propulsion products
- Leader in rudder propellers, bow thrusters, generator sets and engine service and repair
- Strong presence in key European maritime markets with deep and long-standing customer relationships
- Main headquarters located in Papendrecht, Netherlands with a global presence in over 40 countries

END MARKET BY SHIP TYPE


2017
Inland Marine 22%
Passenger Vessels 20%
Ferries 15%
Sea Going Vessels 13%
Workboats / Tugboats 9%
Other 21%


Z-Drives


L-Drives


Diesel Engines / Generator Sets


Propellers


Veth-Jet


Steering Grids


Electronics


Elbow Thruster

VETH PROPULSION PRODUCT OVERVIEW

Azimuth Thrusters

- Rudder propeller with 360° maneuverability
- Allows for greater flexibility in design of marine engine room
- Mountable without dry-docking



Z-Drive
Diesel / Hybrid



L-Drive
Electric / Diesel-Electric

Tunnel Thrusters

- Customized solutions designed for each vessel structure
- Increase efficiency and minimal cavitation with unique streamlined tailpiece



Tunnel Thrusters

Diesel Engines / Generator Sets

- Distributor of diesel engines / generator sets
- Broad product offering
- Full supply, installation, service and repair services
- Product combinations serve multiple applications



Diesel Engines / Generator Sets

Electronics / Other

- Operating systems and control panels for Veth Propulsion products certified for maritime sector
- Fully dimmable touchscreen color panels
- Rapid start, motor readings and autopilot systems



Electronics

STRATEGIC RATIONALE FOR VETH PROPULSION ACQUISITION

- ☑ *Complementary product offering with exposure to new technologies*
- ☑ *Additive engineering talent and product development capabilities*
- ☑ *Acceleration of hybrid technology strategy*
- ☑ *End market diversification away from land-based energy markets and a broader array of overall demand drivers for Twin Disc (i.e., commercial marine exposure)*
- ☑ *Extension of European footprint with a new, world-class facility*
- ☑ *Significant synergy potential, with expected annual synergies of ~$2 million by FY21*
- ☑ *Compelling value creation opportunity with anticipated strong earnings accretion and return on invested capital*

LAND BASED TRANSMISSION PRODUCTS

Target Markets

Diesel powered off-highway and all-terrain specialty vehicles 400hp – 3000hp.

Products



TA90-8501 Fracking Transmission



TA90-7500 Fracking Transmission



TD61-1180 ARFF Transmission

Market Dynamics

- **Pressure Pumping:**
  - Decline in global oil prices in 2015 caused drop in demand into FY17
  - Started to ship units to Latin America in FY14
  - Global markets continue to represent opportunity for above-average growth in the long term
  - After an extended pause, initial new unit order received in second quarter of FY17
  - Both new unit and aftermarket activity sustained through FY18
- **Airport Rescue and Fire Fighting (ARFF) :**
  - Markets expected to remain stable with potential for modest growth
  - Released next generation transmission system for ARFF





Customers

INDUSTRIAL PRODUCTS

Target Markets

Heavy duty industrial disconnect applications.

Products

- Mechanical & hydraulic clutches
- Reduction gearboxes
- Pump mount drives



Power Take-Off HP1200



Power Take-Off SP314



Pump Drive



Clutch

Market Dynamics

- **North American Energy Related:**
  - Impacted by fall of oil prices beginning in FY15
  - Demand recovered in FY17 through FY18 as North American oil & gas market recovered
  - Twin Disc gained market share during recovery
- **Irrigation & Pumping Applications:**
  - Power take-off and industrial gearbox lines drove growth
  - Solid reputation for quality, global service and new product development expected to continue to generate growth opportunities in the future
- **Several recent product launches expected to drive sales in near term:**
  - Leveraging controls technology as a competitive advantage
  - Accelerating activity with new customers and applications




MULTIFLO

Customers

Bandit INDUSTRIES, INC.

CAT

Cummins

MORBARK

Peterson an Astec Industries Co.

Confidential

TWIN DISC 100 YEARS

GROWTH OVERVIEW

FY19 GROWTH OUTLOOK

- **Marine markets are beginning to accelerate**
  - Asian commercial marine markets experienced softening from FY15 through FY17, but experienced significant recovery in FY18
    - Longer term, this remains a potential high growth market for the Company's products
  - North American commercial marine (non-oil and gas) demonstrating strong momentum
  - Offshore support vessel market still depressed, with initial positive signs of recovery
  - Global mega yacht market remains flat, however opportunity exists for select market share gains
  - Patrol boat market expected to continue to expand in the long-term as coastal security remains a focus around the world
  - Veth synergies provide significant growth potential in global commercial marine applications
- **North American oil & gas landscape key variable in near term outlook**
  - Recent order activity drives consistent volume through FY19
  - Sustained aftermarket activity signals broader recovery
  - Intent on maintaining / growing our position in this market
- **Industrial product introductions will continue to drive growth**

BACKLOG SUMMARY

SIX MONTH BACKLOG [1]

($ in millions)



$150
$125
$100
$75
$50
$25
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY16
FY17
FY18
FY19

Note: Q1 FY19 includes Veth Propulsion of $23M.

(1) Backlog defined as orders scheduled for shipment during the next six months.

TWIN DISC 100 YEARS

Confidential

FINANCIAL OVERVIEW

Q1 PERFORMANCE

NET SALES

($ in millions)



80
70
60
50
40
30
20
10
0
FY16
FY17
FY18
FY19
Base
Veth

- Continued strength in O&G demand, with start of Asian activity.
- Global marine improving, up 13% from FY18.
- Industrial demand stable, with increased activity driven by new products.
- Veth included in FY19.

EARNINGS PER SHARE



0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
0.29
0.24
FY16
FY17
FY18
FY19
-0.24
-0.39
FY16
FY17
FY18
FY19

- Volume driven recovery in profitability.
- FY18 includes $3.8M valuation allowance reversal ($0.34 per share).
- Veth accretive to cash EPS ($0.03), but drag on GAAP EPS ($0.09).

NET SALES DIVERSITY

NET SALES BY CATEGORY

($ in millions)



Marine
Land-Based Transmission
Industrial
Other
$166.3
$5.9
$32.4
$29.0
$98.9
$168.2
$5.4
$28.8
$42.4
$91.6
$240.7
$5.9
$30.9
$107.2
$96.8
$295.7
$5.9
$30.9
$107.2
$151.7
FY16
FY17
FY18
PF FY18

- Marine segment includes marine transmissions, controls, surface drives, propellers and boat management systems
- Land-Based Transmission products include applications for oilfield and natural gas, military and airport rescue and firefighting
- Industrial products includes clutches, power take-offs and pump drives sold to the agriculture, recycling, construction and oil and gas markets

NET SALES MIX BY GEOGRAPHY



North America
Rest of World
48%
52%
45%
55%
36%
64%
46%
54%
FY16
FY17
FY18
PF FY18

- North America net sales increased significantly in FY18, mainly due to increased activity in the oil and gas markets
- Overall magnitude of international net sales has stayed roughly consistent
- Acquired net sales from Veth Propulsion will help further diversify geographic net sales dispersion

Note: Represents fiscal year ending June 30. Pro forma (PF FY18) includes full year of Veth Propulsion.

LEVERAGE PROFILE



TOTAL DEBT
($ in millions)
$50
$40
$30
$20
$10
$0
Q1 offering proceeds reduced net leverage, which had increased significantly following the Veth Propulsion acquisition, allowing Twin to remain flexible to capitalize on market conditions and be opportunistic with attractive future M&A opportunities
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY17
FY18
FY19

Note: Represents fiscal year ending June 30. Pro forma (PF FY18) includes impact of Veth Propulsion acquisition.

HISTORICAL FINANCIAL PERFORMANCE

GROSS MARGIN



24.4%
28.7%
33.3%
FY16
FY17
FY18

NET INCOME

($ in millions)



$9.5
FY16
FY17
FY18
$(6.3)
$(13.1)

- FY18 gross margins were favorably impacted by higher sales volume and a favorable product mix, primarily related to increased demand from North American fracking customers for transmission and aftermarket products
- FY17 gross margins were favorably impacted by higher sales volume, favorable product mix, successful cost reduction efforts and improved operating efficiencies
- Net income turned positive in FY18 after two down years, due primarily to improved volume, led by oil and gas, favorable mix, operating efficiencies and cost rationalization

Note: Represents fiscal year ending June 30. Excludes Veth Propulsion.

TWIN DISC 100 YEARS

PRODUCT IMAGES

MARINE & PROPULSION PRODUCTS



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5065
270hp – 570hp



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5600
1300hp – 2100hp



Marine Control Drive
(MCD)
5 Models
215hp – 6035hp

MARINE & PROPULSION PRODUCTS



ARNESON
BY TWIN DISC

Surface Drive



ROLLA™
A Twin Disc Company



Controls
EC 300



Express Joystick

MARINE & PROPULSION PRODUCTS - VETH



Z-Drives



L-Drives



Tunnel Thrusters



Veth-Jet



Diesel Engines / Generator Sets



Electronics

TRANSMISSION PRODUCTS



TA90-8501
Fracing Transmission
3000hp (2300kW)



TA90-7500
Fracing Transmission
2600hp (1939kW)



TD61-1180
ARFF Transmission
705hp (526kW)

Frac Rig Diagram


Engine
Transmission
Pump







INDUSTRIAL PRODUCTS



Power Take-Off
HP1200
Released 3/16



Power Take-Off
SP314



Pump Drive
AM370



Clutch



Gear Box



Universal Control Drive

APPENDIX

RECONCILIATION OF NET INCOME TO EBITDA

($ in thousands)

	FY16	FY17	FY18
Net Income	**($13,104)**	**($6,294)**	**$9,528**
Income Taxes	(12,282)	(3,414)	4,773
Interest Expense	426	303	282
Depreciation & Amortization	8,847	7,017	6,464
Earnings before interest, taxes, depreciation and amortization (EBITDA)	**($16,113)**	**($2,388)**	**$21,047**
Net Sales	$166,282	$168,182	$240,733
EBITDA as a % of Sales	***(9.7%)***	***(1.4%)***	***8.7%***

Note: Represents Fiscal year ending June 30. Excludes Veth Propulsion.

INCOME STATEMENT SUMMARY

($ in thousands)

	FY16	FY17	FY18
Net Sales	**$166,282**	**$168,182**	**$240,733**
Gross Profit	40,595	48,232	80,236
% Margin	*24.4%*	*28.7%*	*33.3%*
MEA Expense	57,113	52,773	61,909
Restructuring Impairment	8,523	4,437	3,398
Interest Expense	426	303	282
Misc. Exp / (Inc)	(172)	248	227
Pretax Earnings	**($25,295)**	**($9,529)**	**$14,420**
Income Taxes	(12,282)	(3,414)	4,773
Minority Interest	(91)	(179)	(119)
Net Income	**($13,104)**	**($6,294)**	**$9,528**
EBITDA	($16,113)	($2,388)	$21,047

Note: Represents Fiscal year ending June 30. Excludes Veth Propulsion.

INCOME STATEMENT SUMMARY – 1ST QUARTER

($ in thousands)

	FY16	FY17	FY18	FY19
Net Sales	**$37,373**	**$35,835**	**$45,064**	**$74,689**
Gross Profit	8,190	9,173	13,992	23,985
% Margin	*21.9%*	*25.6%*	*31.0%*	*32.1%*
MEA Expense	15,240	12,475	13,394	18,986
Restructuring Impairment	(500)	258	1,218	173
Interest Expense	91	53	64	717
Misc. Exp / (Inc)	(158)	110	569	319
Pretax Earnings	**($6,483)**	**($3,723)**	**($1,253)**	**$3,790**
Income Taxes	(2,208)	(1,052)	(4,658)	887
Minority Interest	(48)	(25)	(13)	(41)
Net Income	**($4,323)**	**($2,696)**	**$3,392**	**$2,862**

Note: Represents Fiscal year ending June 30. Excludes Veth Propulsion.

NON-GAAP FINANCIAL DISCLOSURES

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.